UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2022

Seagen Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

21823 30th Drive SE Bothell, Washington 98021
(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SGEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends Item 5.02 of the Current Report on Form 8-K of Seagen Inc. (the “Company”) filed on May 9, 2022 (the “Original Form 8-K”) to disclose the supplemental compensation-related information set forth below.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 9, 2022, the Company filed the Original Form 8-K announcing under Item 5.02 thereof, among other things, that on May 5, 2022, the Company’s Board of Directors (the “Board”) had appointed Roger Dansey, M.D. as the Company’s Interim Chief Executive Officer. As disclosed in the Original Form 8-K, Dr. Dansey assumed the duties and responsibilities of the Company’s principal executive officer on an interim basis effective immediately on such date.

On May 25, 2022, in connection with Dr. Dansey’s appointment as Interim Chief Executive Officer, the Compensation Committee of the Board (the “Compensation Committee”) approved an interim base pay supplement for Dr. Dansey of $369,799 per year (the “Interim CEO Supplement”), which will be prorated based on the amount of time spent in the Interim Chief Executive Officer role. The Interim CEO Supplement is in addition to Dr. Dansey’s base salary of $820,201 per year (“Base Salary”) and is effective beginning as of May 16, 2022. This would result in a total annualized base pay of $1,190,000 (the “Annualized Interim CEO Base Salary”). The Compensation Committee also approved an adjustment to Dr. Dansey’s 2022 target cash incentive award under the Company’s executive bonus plan (the “Bonus Plan”), so that it will consist of (a) an amount equal to 65% of his Base Salary, prorated based on the amount of time spent as Chief Medical Officer, but excluding the time spent as Interim Chief Executive Officer, during 2022 (the “CMO Component”) and (b) an amount equal to 110% of the Annualized Interim CEO Base Salary, prorated based on the amount of time spent as Interim Chief Executive Officer during 2022 (the “Interim CEO Component”). In determining Dr. Dansey’s actual cash incentive award under the Bonus Plan, the individual performance percentage with respect to the CMO Component will be determined based on his performance as Chief Medical Officer, and the individual performance percentage with respect to the Interim CEO Component will be determined based on his performance as Interim Chief Executive Officer. For more information on the Bonus Plan, see “Compensation Discussion and Analysis—Compensation-Setting Process—Cash Incentive Awards” in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 30, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGEN INC.

By:	/s/ Jean I. Liu
Jean I. Liu
Chief Legal Officer

Date: June 1, 2022